UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 14, 2018

Viavi Solutions Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6001 America Center Drive, 6th Floor, San Jose, CA	95002
(Address of Principal Executive Offices)	(Zip Code)
(408) 404-3600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a)
On November 14, 2018, the Company filed with the Secretary of State of the State of Delaware a Certificate of Elimination to eliminate from the Company's authorized preferred stock the Special Voting Stock, par value $0.001 per share (the "Special Voting Stock"). No shares of Special Voting Stock were issued and outstanding at the time of filing the Certificate of Elimination. The Certificate of Elimination was effective upon filing.
In addition, on November 14, 2018, the Company filed a Fourth Restated Certificate of Incorporation with the Secretary of State of Delaware, to reflect the elimination of the Special Voting Stock along with prior amendments to the Company's Certificate of Incorporation. A copy of the Fourth Restated Certificate of Incorporation, which was effective upon filing, is attached hereto as Exhibit 3.1 and is incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company's stockholders holding and entitled to vote 209,949,951 shares of the Company's Common Stock, or approximately 92.1% of the total outstanding shares of the Company's Common Stock on the record date for the Annual Meeting were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following three proposals, each of which is described in detail in the Company’s 2018 Proxy Statement. The final voting results are reported below.
Proposal 1: To elect eight directors to serve until the 2019 Annual Meeting of Stockholders:

Director	For	Withheld	Broker Non-Votes
Richard Belluzzo	182,034,069	1,253,701	26,662,181
Keith Barnes	182,673,750	614,020	26,662,181
Laura Black	183,055,729	232,041	26,662,181
Tor Braham	183,022,617	265,153	26,662,181
Timothy Campos	183,019,298	268,472	26,662,181
Donald Colvin	183,026,492	261,278	26,662,181
Masood Jabbar	182,470,101	817,669	26,662,181
Oleg Khaykin	181,197,522	2,090,248	26,662,181

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 29, 2019:

For	Against	Abstain
207,747,930	1,963,030	238,991

Proposal 3: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
179,520,684	3,492,337	274,749	26,662,181

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Fourth Restated Certificate of Incorporation

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viavi Solutions Inc.
By: /s/ Kevin Siebert
Kevin Siebert
Senior Vice President, General Counsel and Secretary

November 20, 2018